U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 11, 2001

                        COMMISSION FILE NUMBER: 000-1084133

                        ET VOILA! EUROPEAN CAFES, INC.

             (Exact name of registrant as specified in its charter)

                Nevada                                     91-1903590
          ---------------                               -----------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
or organization


827 State Street, Suite 26                                     93101
Santa Barbara, CA
(Address of principal executive offices)                     (Zip Code)
--------------------------------------                       ----------



                   Registrant's telephone number: (805)899-1299

                             Not applicable
     ------------------------------------------------------
          (Former name or former address, if changed since last report)





Item 1.    Changes in Control of Registrant

On or about February 13, 2001, the company and Agata Gotova and Jeffrey Volpe entered into a share acquisition agreement, by the terms of which Gotova and Volpe sold 1,762,000 shares of restricted common stock of the company to Celtron International, PLC, an Irish corporation, for the sum of $40,000. This agreement closed on June 11, 2001, resulting in a change in control of the company to Celtron International, PLC.


Item 2.    Acquisition or Disposition of Assets

Not applicable

Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable

Item 5.    Other Events

As a result of the share exchange agreement, the company has modified its control persons disclosure, as follows:


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The following table sets forth certain information regarding the beneficial ownership of the shares of Common Stock of e-Synergies, inc. as of the date of this disclosure(1), by (I) each person who is known by e-Synergies, inc. Imports to be the beneficial owner of more than five percent (5%) of the issued and outstanding shares of common stock, (ii) each of the company's directors and executive officers, and (iii) all directors and executive officers as a group.

Name and Address            Number of Shares          Percentage Owned
----------------            ----------------          ----------------

Allen Harrington               1,762,000                      57.3%
Celtron International, PLC
Unit 2 West
Momentum Business Park
563 Old Pretoria Road
Halfway House
Pretoria, South Africa 1685

Kenneth G. Eade                  360,000                      11.7%
Mergercom, Incorporated
827 State Street, Suite 14
Santa Barbara, CA 93101

Agata Gotova                           0                        0 %
827 State Street, Suite 26
Santa Barbara, CA 93101

Jeffrey Volpe                          0                        0 %
827 State Street, Suite 26
Santa Barbara, CA 93101

Officers and Directors
as a Group                             0                        0 %

Item 6.    Resignations of Registrant's Directors

           Not applicable

Item 7.    Financial Statements and Exhibits

    Not applicable

     (b)   Pro forma Financial Information.

    Not applicable

     (c)   Exhibits.

     There are attached hereto the following exhibits:

     Exhibit 1. Acquisition agreement between Et Voila! European Cafes, Inc., Celtron International PLC, Agata Gotova and Jeffrey Volpe, dated February 13, 2001.

     Exhibit 2.

     Exhibit 3.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalfby the undersigned hereunto duly authorized.


Dated: June 20, 2001

Et Voila! European Cafes, Inc.

     Jeffrey Volpe
-----------------------------
By: Jeffrey Volpe, President


Exhibit 1. Acquisition Agreement between Et Voila! European Cafes, Inc., Celtron International PLC, Agata Gotova and Jeffrey Volpe, dated February 13, 2001.

ACQUISITION AGREEMENT



     THIS AGREEMENT (hereinafter "the agreement"), is made and entered into as of the 13th day of February, 2001, by and between ET VOILA! EUROPEAN CAFES, INC., a California corporation (hereinafter "ET VOILA"), and AGATA GOTOVA and JEFFREY VOLPE (hereinafter collectively "Selling Shareholder"), provides as follows:

     1.  RECITALS:

          This agreement is made and entered into with reference to the following facts and circumstances:


     A. ET VOILA is a publicly held California corporation, with currently issued and outstanding, 3,074,200 shares of common stock.

     B.  Selling Shareholder holds 1,762,000 shares of restricted common stock.

     C.  Buyer desires to purchase all of the shares held by Selling
Shareholder.

     D. ET VOILA is a publicly held, reporting company, whose 15c-211 application for its securities to be quoted on the NASD OTC Bulletin Board is now pending.

ACQUISITION OF ET VOILA  STOCK

     A. Upon the closing of this agreement and the transfer of funds, Selling Shareholders shall transfer, in the aggregate, 1,762,000 shares of common stock to Buyer, in exchange for the sum of $40,000, in full consideration for the Shares.

     B. The closing for the consummation of the transactions contemplated by this Agreement ("Closing"), shall, unless another date or place is agreed to in writing by the parties, take place at the Offices of Kenneth G. Eade, 827 State Street, Suite 12, Santa Barbara, CA 93101, on or before February 28, 2001.


     3.  CONDITIONS PRECEDENT TO ET VOILA 'S PERFORMANCE

     The exchange of ET VOILA  stock is conditioned upon the following:

     A. The satisfactory completion of the parties' due diligence investigation of Buyer, and their respective business, officers, directors and shareholders.

     B. The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. Buyer shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date, and shall deliver a certificate of its President and Secretary or Assistant Secretary to such effect on the Closing Date.

     4.  CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE

     The exchange of ET VOILA  stock is conditioned on the following:

     A. There shall have been no material adverse change in the business or conditions (financial or otherwise) of ET VOILA since the execution of the letter of intent between the parties.

     B. The satisfactory completion of Buyer's due diligence investigation of ET VOILA and its business, operations and officers and directors.

     C. The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. ET VOILA shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date.

     D. The approval by NASD for a quotation of the common stock of ET VOILA on the OTC Bulletin Board on or before the time of closing.


     5.  REPRESENTATIONS AND WARRANTIES OF BUYER.

     Buyer hereby represents and warrants to ET VOILA  as follows:

     A. Buyer has the full power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of Buyer and ET VOILA , and will not contravene or violate or constitute a breach of the terms of either of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. Neither Buyer, ET VOILA , nor their shareholders is a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by Buyer and ET VOILA hereunder will constitute, the valid and binding obligations of both of them, enforceable against it in accordance with their respective terms.

     B. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which Buyer or ET VOILA is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

     C. There are no actions, suits, proceedings, orders, investigations or claims pending or, to either Buyer or ET VOILA 's knowledge, threatened against either one of them, at law or in equity, or before any federal, state or other governmental body.

     D. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

     E. All of Buyer's assets are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

     F. Neither Buyer, nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

     G. The execution, delivery and performance of this agreement by Buyer does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to either Buyer, and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of Buyer or ET VOILA .

     H. Buyer has complied with all laws, ordinances, regulations and orders which have application to their respective businesses, the violation of which might have a material adverse effect on their respective financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of their respective business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

     6.  REPRESENTATIONS AND WARRANTIES  OF ET VOILA .

          ET VOILA  hereby represents and warrants as follows:

     A. ET VOILA is a corporation duly formed and validly existing and in good standing under the laws of the state of Nevada, it has all necessary corporate powers to own its properties and carry on its business as now owned and operated by it, and is in good standing in every jurisdiction in which failure to qualify would have a material adverse affect on its business and financial condition, and has the corporate power to enter into and perform this agreement, subject only to the approval of its shareholders.

     B. ET VOILA has the full corporate power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of ET VOILA , and will not contravene or violate or constitute a breach of the terms of either of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. ET VOILA is not a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by ET VOILA hereunder will constitute, the valid and binding obligations of it, enforceable against it in accordance with their respective terms.

     C. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which ET VOILA is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

     D. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

     E. All of ET VOILA 's assets are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

     F. The shares of ET VOILA being transferred pursuant to this agreement will be validly and legally issued and not subject to any security interests, liens, pledges, charges, encumbrances or proxies of any kind.

     G. Neither ET VOILA , nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

     H. The authorized share capital of ET VOILA consists of 25,000,000 shares of common class stock, 3,074,200 of which are issued and outstanding, and are owned, beneficially and of record by ET VOILA 's shareholders and no other share capital of ET VOILA is issued and outstanding.

 There are no subscriptions, options or other agreements or commitments, obligating ET VOILA to issue any shares or securities convertible into its shares at the date of this agreement, and there shall not be any others on the Closing Date.

     I. ET VOILA has submitted to Buyer a list of all of its notes, mortgages and other obligations and agreements and other instruments for or relating to any borrowing effected by ET VOILA or to which any properties or assets of ET VOILA is subject, a list of all leases and similar agreements under which ET VOILA is subject, and a list of any and all contracts, agreements, and other instruments material to the conduct of ET VOILA 's's business. ET VOILA has performed all obligations required by it to be performed under the any of the foregoing, and there has not occurred any event which with the passage of time or giving notice or both would constitute a default.

     J. The execution, delivery and performance of this agreement by ET VOILA does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to ET VOILA , and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of ET VOILA .

     K. ET VOILA has complied with all laws, ordinances, regulations and orders which have application to its business, the violation of which might have a material adverse effect on its financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of its business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

     L. All of the representations and warranties herein made by ET VOILA are applicable to it and to each of its subsidiaries as well.

     M. There are no actions, suits, and proceedings pending or threatened against or affecting ET VOILA or its respective properties, business, or subsidiaries, at law or in equity and before or by any federal, state or other governmental body or any arbitration board, domestic or foreign. ET VOILA has no knowledge or notice of, any grounds for any other action, suit or proceeding.

     N.   ET VOILA  has no outstanding payables.

     O. Buyer shall have received an opinion, dated the Closing Date, from ET VOILA 's legal counsel, which shall be in a form and substance satisfactory to Buyer, as follows:

          1. ET VOILA is a corporation, formed and duly organized, validly existing and in good standing under the laws of the state of California. ET VOILA has the corporate power to enter into and perform this agreement.

 ET VOILA has the corporate power to own or lease its properties and to carry on its business as now being conducted. The capitalization of ET VOILA is as stated in such opinion, and all issued and outstanding shares of ET VOILA are duly authorized, validly issued, fully paid and non-assessable.

          2. No provision of the founding documents or statutes of ET VOILA , or of any mortgage, indenture, agreement, contract, or other instrument known to such counsel to which ET VOILA is a party, will be violated or breached by the performance of this agreement, or to the knowledge of such counsel, requires the consent or authorization of any other person, firm or corporation to this agreement or that, if required, such consent or authorization has been obtained.

          3. Except for the matters referred to in this Agreement or disclosed in writing to ET VOILA prior to the date of this agreement, such counsel knows of no materially adverse action, suit or proceeding pending or threatened against ET VOILA , except that is specifically set forth in Exhibit 2 hereto.

          4.  ET VOILA  has full power and authority to execute this Agreement.

          5. All corporate acts and other proceedings required to be taken by ET VOILA to authorize the performance of this Agreement have been duly and properly taken, except for the approval of ET VOILA 's shareholders, pursuant to a duly noticed shareholder's meeting, which is required to consummate this agreement. This agreement constitutes the legal, valid and binding obligations of ET VOILA , enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, or other laws affecting the enforcement of creditors' rights generally from time to time in effect.


     7.  AFTER ACQUISITION PROVISIONS

     The parties hereto understand that, after the exchange of stock contemplated hereby, Buyer's Board of Directors or nominees of Buyer will be placed on a provisional Board of Directors of ET VOILA , and the present directors of ET VOILA will resign.


     8.  CLOSING

      Concurrently with the Closing, Selling Shareholders shall deliver certificates representing the 1,762,000 shares for the exchange of ET VOILA , and Buyer shall deliver the balance of the purchase price, which shall be turned over to Selling Shareholders. If the funds representing the purchase price are not paid within 48 hours of the resolution of all contingencies of this agreement, then it shall be null and void and the Selling Shareholders will be free to sell the shares to any third party. The closing shall take place on or before 45 days after the execution of this agreement, unless otherwise extended by the parties.

     9.  NOTICES

     Any notices called for in this agreement shall be effective upon personal service or upon service by first class mail, postage prepaid, to the parties at such addresses to be designated by the parties in writing.

     10.    MISCELLANEOUS PROVISIONS:

     This agreement shall be construed in accordance with the laws of the State of Nevada.

     This agreement shall be binding upon and shall inure to the benefit of the parties hereto, their beneficiaries, heirs, representatives, assigns, and all other successors in interest.

     Each of the parties shall execute any and all documents required to be executed and perform all acts required to be performed in order to effectuate the terms of this agreement.

     This agreement contains all of the agreements and understandings of the parties hereto with respect to the matters referred to herein, and no prior agreement or understanding pertaining to any such matters shall be effective for any purpose.

     Each of the parties hereto has agreed to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule of interpretation against the party who causes the uncertainty to exist or against the draftsman.

     This agreement may not be superseded, amended or added to except by an agreement in writing, signed by the parties hereto, or their respective successors-in-interest.

     Any waiver of any provision of this agreement shall not be deemed a waiver of such provision as to any prior or subsequent breach of the same provision or any other breach of any other provision of this agreement.

     If any provision of this agreement is held, by a court of competent jurisdiction, to be invalid, or unenforceable, said provisions shall be deemed deleted, and neither such provision, its severance or deletion shall affect the validity of the remaining provisions of this agreement, which shall, nevertheless, continue in full force and effect.

     The parties may execute this agreement in two or more counterparts, each of which shall be signed by all of the parties; and each such counterpart shall be deemed an original instrument as against any party who has signed it.

     The parties shall use their reasonable best efforts to obtain the consent of all necessary persons and agencies to the transfer of shares provided for in this agreement.

     The parties agree to indemnify and hold the trustee harmless for any acts other than a breach of fiduciary duty, and, further, agree to waive any potential conflict of interest involving the trustee. The trustee shall not be liable for any non-performance of any party, or the resolution of any dispute between the parties. In the event of a dispute over the disbursement of cash or stock, the Trustee shall be entitled to interplead any funds and/or stock into a court of competent jurisdiction.


     IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

                              ET VOILA! EUROPEAN CAFES, INC.

                                     Jeffrey Volpe
                              By__________________________________
                                   JEFFREY VOLPE, Pres.,




                              Selling Shareholder

                                     Jeffrey Volpe
                              By__________________________________
                                   JEFFREY VOLPE


                                     Agata Gotova
                              By_________________________________
                                   AGATA GOTOVA
                                   Selling Shareholder


                              Buyer


                              CELTRON INTERNATIONAL PLC

                                     Allan Harrington
                              By___________________________
                              Title: Authorized Representative